AMENDMENT TO STOCK OPTION AGREEMENT


         AMENDMENT TO STOCK OPTION AGREEMENT, made and entered into as of March 23, 1995, by and between Gary S. Glatter ("Glatter") and H.E.R.C. Products Incorporated ("HERC").

         WHEREAS, Glatter and HERC entered into a Stock Option Agreement dated as of January 1, 1994 ("Stock Option Agreement"); and

         WHEREAS, Glatter and HERC wish to amend the Stock Option Agreement on the terms and conditions set forth herein.

         IT IS AGREED:

         1. Paragraph 2 (a) of the Stock Option Agreement is hereby amended by deleting the phrase "$5.00 per share" therefrom and by substitute the phrase "$2.50 per share" in lieu thereof.

         2. Paragraph 2 (b) of the Stock Option Agreement is hereby amended by deleting the phrase "$6.25 per share" therefrom and by substituting the phrase "$3.125 per share" in lieu thereof.

         3. Paragraph 2 (c) of the Stock Option Agreement is herby amended by deleting the phrase "$7.50 per share" therefrom and by substituting the phrase "$3.75 per share" in lieu thereof.

         The undersigned have executed this Agreement as of the 23rd day of March 1995.


                                             H.E.R.C. Product Incorporated



                                             By:  /s/ Shelby A. Carl
                                                  ------------------------------
                                                  SHELBY A. CARL
                                                  Chairman of the Board and
                                                  Chief Executive officer



                                                  /s/ Gary S. Glatter
                                                  ------------------------------
                                                  GARY S. GLATTER